                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549









                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 14, 1997


                            CITYSCAPE FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                0-27314              11-2994671
     State or Other Jurisdiction         Commission          (IRS Employer
           of Incorporation              File Number      Identification No.)


       565 Taxter Road, Elmsford, New York                   10523-5200
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                 Zip Code



Registrant's telephone number, including area code:  (914) 592-6677


                        ----------------------------------
                         Former name or former address,
                          if changed since last report
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Item 5.     Other Events.

     The following table sets forth selected operating data of Cityscape Financial Corp. (the "Company") for the periods indicated. This table should be read in conjunction with the Company's Report on Form 10-Q for the quarter ended September 30, 1997.


                                     Three Months Ended                 Nine Months Ended
                                        September 30,                       September 30,
                              ---------------------------------   ---------------------------------
                                    1997              1996              1997              1996
                              ---------------   ---------------   --------------    ---------------
                                                      (Dollars in thousands)
ORIGINATION AND SALE DATA:
 Loans originated and
  purchased:
   US                         $450,418          $469,067           $1,291,447               $925,751
   UK                          112,896            67,521              329,316                135,418(1)
                              --------          --------           ----------             ----------
      Total                   $563,314          $536,588           $1,620,763             $1,061,169
                              ========          ========           ==========             ==========

 Loans sold:
   US                         $445,658          $441,700           $1,275,509             $  898,400
   UK                          112,896            67,521              347,980                135,418(2)
                              --------          --------           ----------             ----------
      Total                   $558,554          $509,221           $1,623,489             $1,033,818
                              ========          ========           ==========             ==========



                                    As of September 30,                   As of December 31,
                                            1997                                 1996
                              ---------------------------------   ---------------------------------
                                Dollars in       % of Serviced      Dollars in       % of Serviced
                                Thousands          Portfolio        Thousands          Portfolio
                              ---------------   ---------------   --------------    ---------------
PORTFOLIO DATA:
US serviced portfolio(3)      $  2,406,227            100.0%      $  1,470,344            100.0%
                              ============            =====       ============            =====
Delinquencies:
 30-59 days delinquent        $     41,183              1.7%      $     54,733              3.7%
 60-89 days delinquent              22,410              0.9%            19,733              1.4%
 90 days or more delinquent         18,560              0.8%            24,800              1.7%
                              ------------            -----       ------------            -----
Total US delinquencies        $     82,153              3.4%      $     99,266              6.8%
                              ============            =====       ============            =====

Defaults:
 Bankruptcies                 $     22,095              0.9%      $      4,269              0.3%
 Foreclosures                      101,810              4.2%            27,689              1.9%
                              ------------            -----       ------------            -----
Total defaults                $    123,905              5.1%      $     31,958              2.2%
                              ============            =====       ============            =====

REO property                  $      3,905              0.2%      $      1,328              0.1%
                              ============            =====       ============            =====
Charge-offs                   $      2,191              0.1%      $          -              0.0%
                              ============            =====       ============            =====
UK serviced portfolio         $    709,834            100.0%      $    511,140            100.0%
                              ============            =====       ============            =====

Delinquencies:
 30-59 days delinquent        $     33,918              4.8%      $     24,147              4.7%
 60-89 days delinquent              21,570              3.0%            10,668              2.1%
 90 days or more delinquent         73,884             10.4%            41,427              8.1%
                              ------------            -----       ------------            -----
Total UK delinquencies        $    129,372             18.2%      $     76,242             14.9%
                              ============            =====       ============            =====
Defaults:
 CSC-UK repossessed           $      2,680              0.4%      $      2,146              0.4%
 Other charge repossessed              854              0.1%               377              0.1%
                              ------------            -----       ------------            -----
Total defaults                $      3,534              0.5%     $       2,523              0.5%
                              ============            =====      =============            =====


(1) Nine months ended September 30, 1996 data excludes UK loan originations and purchases of $51.9 million and $190.5 million due to loans acquired as a result of the J&J Acquisition and the Greyfriars Acquisition, respectively.

(2) Nine months ended September 30, 1996 data excludes UK loan sales of $47.5 million and $153.7 million due to loans acquired as a result of the J&J Acquisition and the Greyfriars Acquisition, respectively.

(3) Excludes loans serviced pursuant to contract servicing and master servicing agreements.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITYSCAPE FINANCIAL CORP.
                                         (Registrant)



                                        By:     /s/ Robert C. Patent
                                               -------------------------
                                        Name:  Robert C. Patent
                                        Title: Executive Vice President

Dated:   November 17, 1997